Supplement dated November 12, 2025

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus,

each dated April 28, 2025 (each a “Prospectus”), as supplemented, for:

MassMutual EnvisionSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This Supplement amends certain information in the above-referenced Prospectuses. Capitalized terms used in this Supplement are defined in your Prospectus unless otherwise defined here.

Plan of Liquidation of the Vest US Large Cap 10% Buffer Strategies VI Fund

On October 1, 2025, the Board of Trustees of World Funds Trust approved a Plan of Liquidation for the Vest US Large Cap 10% Buffer Strategies VI Fund (the “Fund”). The Fund is expected to liquidate on or about December 15, 2025 (the “Liquidation Date”).

Closure of the Fund to Investments

Effective December 1, 2025, the Fund will no longer be available for investment. As a result, beginning on that date, you may no longer allocate any Purchase Payments to the Sub-Account investing in the Fund (the “Vest Sub-Account”) or transfer any funds into the Vest Sub-Account, including as part of your Automatic Rebalancing Program or Separate Account Dollar Cost Averaging Program.

Transfer of Contract Value from the Liquidated Fund

On the Liquidation Date, any Contract Value remaining in the Vest Sub-Account will be automatically transferred to the Sub-Account investing in the MML U.S. Government Money Market Fund (the “Money Market Sub-Account”) and will remain in the Money Market Sub-Account unless you request to transfer those funds to another investment choice available under your Contract.

If you do not want your Contract Value automatically transferred to the Money Market Sub-Account, we must receive your request in Good Order at our Service Center by the Close of Business on December 12, 2025.

From the date of this Supplement to the Liquidation Date, and for 30 calendar days after the Liquidation Date, any such transfers will not count toward transfer limits imposed by our frequent trading and market timing policies.

Impact on Future Purchase Payment Allocations

On the Liquidation Date, the Money Market Sub-Account will automatically replace the Vest Sub-Account if your Purchase Payment allocation instructions require that all or a portion of your Purchase Payment be allocated to the Vest Sub-Account.

To change your future Purchase Payment allocations, you must send a request in Good Order to our Service Center.

Impact on Programs

On the Liquidation Date, the Money Market Sub-Account will automatically replace the Vest Sub-Account in all of the following programs that utilized the Vest Sub-Account as an investment choice:

•	MassMutual RetirePaySM – Custom Allocation Program*

•	Automatic Investment Plan

•	Automatic Rebalancing Program**

•	Systematic Withdrawal Program

•	Fixed Account for Dollar Cost Averaging (“DCA Fixed Account”)

•	Separate Account Dollar Cost Averaging Program**

You may change your program elections by submitting a request in Good Order to our Service Center.

* While this transfer does not comply with the requirements of the Custom Allocation Program, we will require compliance if you change your allocations in the future.

** If you currently transfer Contract Value from the Vest Sub-Account to the Money Market Sub-Account (or vice versa) as part of your Automatic Rebalancing Program or Separate Account Dollar Cost Averaging Program, your program will terminate effective as of the Liquidation Date unless you change the investment choices used in that program prior to that date.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Customer Service Center at (800) 272-2216, 8 a.m.–8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

PS25-61